Quarterly Holdings Report
for
Fidelity® SAI U.S. Quality Index Fund
October 31, 2025

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
SV4-NPRT1-1225
1.9867676.110
Common Stocks - 94.6%
	Shares	Value ($)
UNITED STATES - 94.6%
Communication Services - 11.8%
Interactive Media & Services - 11.3%
Alphabet Inc Class A	6,259,509	1,760,111,336
Meta Platforms Inc Class A	1,759,155	1,140,548,144
		2,900,659,480
Media - 0.5%
Trade Desk Inc (The) Class A (b)	2,630,319	132,252,439
TOTAL COMMUNICATION SERVICES		3,032,911,919

Consumer Discretionary - 5.1%
Broadline Retail - 0.8%
Amazon.com Inc (b)	806,603	196,988,585
Hotels, Restaurants & Leisure - 2.3%
Booking Holdings Inc	90,329	458,667,177
Domino's Pizza Inc	88,496	35,262,116
Yum! Brands Inc	702,511	97,094,045
		591,023,338
Household Durables - 0.3%
Garmin Ltd	396,590	84,846,464
Specialty Retail - 1.7%
AutoZone Inc (b)	44,621	163,956,741
O'Reilly Automotive Inc (b)	2,308,485	218,013,323
Williams-Sonoma Inc	316,517	61,511,914
		443,481,978
TOTAL CONSUMER DISCRETIONARY		1,316,340,365

Consumer Staples - 5.4%
Beverages - 0.5%
Monster Beverage Corp (b)	1,903,821	127,232,357
Household Products - 3.9%
Colgate-Palmolive Co	2,347,763	180,895,139
Procter & Gamble Co/The	5,470,296	822,568,410
		1,003,463,549
Tobacco - 1.0%
Altria Group Inc	4,584,711	258,486,006
TOTAL CONSUMER STAPLES		1,389,181,912

Energy - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Antero Midstream Corp (c)	1,031,557	17,794,358
Texas Pacific Land Corp	53,466	50,438,755
		68,233,113
Financials - 13.5%
Capital Markets - 2.7%
Ameriprise Financial Inc	254,324	115,150,277
Blackstone Inc	1,965,127	288,166,223
Evercore Inc Class A	99,625	29,345,540
FactSet Research Systems Inc	75,377	20,110,584
Moody's Corp	450,898	216,566,309
SEI Investments Co	302,091	24,351,556
		693,690,489
Consumer Finance - 0.9%
American Express Co	654,487	236,093,096
Financial Services - 7.3%
Jack Henry & Associates Inc	126,995	18,914,635
Mastercard Inc Class A	1,597,967	882,061,804
Visa Inc Class A	2,796,620	952,920,299
		1,853,896,738
Insurance - 2.6%
Erie Indemnity Co Class A	52,590	15,389,938
Kinsale Capital Group Inc (c)	54,790	21,886,961
Marsh & McLennan Cos Inc	1,441,984	256,889,450
Primerica Inc	10,468	2,720,319
Progressive Corp/The	1,737,367	357,897,602
		654,784,270
TOTAL FINANCIALS		3,438,464,593

Health Care - 8.0%
Biotechnology - 1.0%
AbbVie Inc	792,184	172,727,799
Exelixis Inc (b)(c)	732,164	28,312,782
United Therapeutics Corp (b)	109,825	48,919,350
		249,959,931
Health Care Equipment & Supplies - 1.0%
IDEXX Laboratories Inc (b)	233,768	147,159,294
ResMed Inc	438,590	108,279,099
		255,438,393
Health Care Technology - 0.6%
Doximity Inc Class A (b)(c)	405,231	26,745,246
Veeva Systems Inc Class A (b)	426,242	124,121,670
		150,866,916
Life Sciences Tools & Services - 0.4%
Medpace Holdings Inc (b)(c)	70,694	41,349,628
Mettler-Toledo International Inc (b)	47,831	67,742,567
		109,092,195
Pharmaceuticals - 5.0%
Eli Lilly & Co	1,298,005	1,119,996,594
Zoetis Inc Class A	1,147,343	165,320,653
		1,285,317,247
TOTAL HEALTH CARE		2,050,674,682

Industrials - 5.8%
Building Products - 0.1%
Lennox International Inc	72,853	36,790,765
Commercial Services & Supplies - 1.4%
Cintas Corp	1,081,802	198,261,853
Copart Inc (b)	2,353,793	101,236,637
Veralto Corp	686,829	67,776,285
		367,274,775
Ground Transportation - 1.4%
Union Pacific Corp	1,584,894	349,263,091
Machinery - 1.0%
Allison Transmission Holdings Inc	103,044	8,506,282
Graco Inc	320,589	26,214,563
Illinois Tool Works Inc	756,523	184,531,090
Snap-on Inc	134,948	45,281,801
		264,533,736
Professional Services - 1.4%
Automatic Data Processing Inc	1,190,027	309,764,028
Paycom Software Inc	137,690	25,760,422
Paylocity Holding Corp (b)	99,449	14,049,160
		349,573,610
Trading Companies & Distributors - 0.5%
Fastenal Co	3,021,924	124,352,173
TOTAL INDUSTRIALS		1,491,788,150

Information Technology - 43.1%
Communications Equipment - 2.7%
Arista Networks Inc	2,901,240	457,496,536
F5 Inc (b)	205,086	51,897,012
Motorola Solutions Inc	475,042	193,204,332
		702,597,880
Electronic Equipment, Instruments & Components - 0.4%
Keysight Technologies Inc (b)	520,374	95,207,627
IT Services - 0.2%
Gartner Inc (b)	180,094	44,724,544
Semiconductors & Semiconductor Equipment - 16.3%
Applied Materials Inc	2,382,693	555,405,738
KLA Corp	423,126	511,449,321
Lam Research Corp	3,872,028	609,689,530
NVIDIA Corp	12,169,952	2,464,293,581
		4,140,838,170
Software - 14.3%
Adobe Inc (b)	1,144,856	389,605,945
AppLovin Corp Class A (b)	429,246	273,571,353
Autodesk Inc (b)	560,081	168,774,809
Cadence Design Systems Inc (b)	752,443	254,844,920
Fair Isaac Corp (b)	63,066	104,659,919
Fortinet Inc (b)	1,719,657	148,629,955
Manhattan Associates Inc (b)	137,553	25,044,275
Microsoft Corp	4,332,627	2,243,477,587
PTC Inc (b)	296,743	58,915,355
Qualys Inc (b)	19,255	2,373,370
		3,669,897,488
Technology Hardware, Storage & Peripherals - 9.2%
Apple Inc	8,283,791	2,239,688,573
NetApp Inc	890,080	104,833,622
		2,344,522,195
TOTAL INFORMATION TECHNOLOGY		10,997,787,904

Materials - 0.1%
Metals & Mining - 0.1%
Royal Gold Inc	213,359	37,293,020
Real Estate - 1.5%
Retail REITs - 0.5%
Simon Property Group Inc	791,055	139,035,827
Specialized REITs - 1.0%
American Tower Corp	1,314,210	235,217,306
TOTAL REAL ESTATE		374,253,133

TOTAL UNITED STATES		24,196,928,791
TOTAL COMMON STOCKS (Cost $16,131,582,267)		24,196,928,791

U.S. Treasury Obligations - 0.0%
	Yield (%) (e)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 11/13/2025 (f) (Cost $12,001,515)	4.15	12,018,000	12,005,104

Money Market Funds - 5.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	4.18	1,273,542,282	1,273,796,991
Fidelity Securities Lending Cash Central Fund (g)(h)	4.18	2,903,009	2,903,299
TOTAL MONEY MARKET FUNDS (Cost $1,276,700,290)			1,276,700,290

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $17,420,284,072)	25,485,634,185
NET OTHER ASSETS (LIABILITIES) - 0.4% (d)	112,182,832
NET ASSETS - 100.0%	25,597,817,017

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	2,693	12/19/2025	1,400,575,440	74,906,654	74,906,654

The notional amount of futures purchased as a percentage of Net Assets is 5.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Includes $68,643,297 of cash collateral to cover margin requirements for futures contracts.
(e)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $12,005,104.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
At period end, the value of non-cash collateral for securities on loan amounted to $7,567,367.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	577,785,115	1,053,232,807	357,214,779	10,354,817	(6,152)	-	1,273,796,991	1,273,542,282	2.3%
Fidelity Securities Lending Cash Central Fund	4,425,867	59,231,331	60,753,899	3,382	-	-	2,903,299	2,903,009	0.0%
Total	582,210,982	1,112,464,138	417,968,678	10,358,199	(6,152)	-	1,276,700,290

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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